THE MIDLAND COMPANY

			    7000 MIDLAND BOULEVARD
			      AMELIA, OHIO 45102
			   NOTICE OF ANNUAL MEETING


TO THE SHAREHOLDERS OF THE MIDLAND COMPANY:

	Notice is hereby given that the Annual Meeting of the Shareholders of The Midland Company will be held at the Company's offices, 7000 Midland Boulevard, Amelia, Ohio 45102, on Thursday, April 11, 1996, at 10 a.m., for the following purposes:

	1. To elect 5 members of the Board of Directors to hold office for terms of three years.

	2. To ratify and approve the appointment of Deloitte & Touche LLP as independent auditors.

	3. To consider and vote upon the proposed authorization for the Company to repurchase Company stock held in or acquired pursuant to all employee benefit plans and Company stock option plans.

	4. To consider and vote upon the proposed resolution to amend the Articles of Incorporation and the Code of Regulations of the Company to change the address of the principal office.

	5. To transact any other business that may lawfully come before the meeting.

	As of the date of this notice, the foregoing is the only business which the Board of Directors intends to present or which the Board of Directors has knowledge that others will present at the meeting.

	You are urged to be present. If you do not expect to be present at the meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

	Shareholders of record at the close of business on March 8, 1996, will be entitled to vote at the meeting or any adjournment thereof.

DATED AT AMELIA, OHIO THIS 15th day of March, 1996.




					    JOHN R. LABAR
					    Secretary

			     THE MIDLAND COMPANY
			    7000 Midland Boulevard
			      Amelia, Ohio 45102

	The proxy and statement will first be sent to shareholders on or about March 15, 1996.

			       PROXY STATEMENT

	The enclosed proxy is solicited by the issuer. Each person giving a proxy may revoke it at any time before it is voted by giving notice to the Company in writing or in open meeting, or by a later dated proxy received by the Company. Any written notice of revocation should be addressed to the Company as indicated above to the attention of the Secretary. Each valid proxy received in time will be voted at the meeting, and if a choice is specified on the ballot, it will be voted in accordance with such specification. Holders of stock on the books of the Company at the close of business on the 8th day of March, 1996, are entitled to notice of and to vote at the meeting. The Company then had outstanding voting securities consisting of 3,020,823 shares of common stock, the holders of which are entitled to one (1) vote per share.

		    PRINCIPAL HOLDERS OF VOTING SECURITIES

	The following table sets forth, as of March 8, 1996, the holdings of persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of its outstanding common stock. Information has been furnished by the persons listed. Beneficial ownership has been determined in accordance with rules and regulations of the Securities and Exchange Commission.


	Name and Address of     Amount Beneficially
	  Beneficial Owner            Owned             Percent of Class

	J. P. Hayden, Jr.
	7000 Midland Boulevard
	Amelia, Ohio 45102           562,675 (1)              18.3%

	Robert W. Hayden
	7000 Midland Boulevard
	Amelia, Ohio 45102           455,894 (2)              15.0%

	Burgess L. Doan
	5710 Wooster Road
	Cincinnati, Ohio 45227       370,283 (3)              12.3%

	John R. LaBar
	7000 Midland Boulevard
	Amelia, Ohio 45102           259,314 (4)               8.5%

	Gabelli Fund, Inc.
	One Corporate Center
	Rye, NY  10580               215,200                   7.1%

	William McD. Kite
	525 Vine Street
	Cincinnati, Ohio  45202      191,501 (5)               6.3%

	(1) Includes 423,570 shares over which J. P. Hayden, Jr. has sole voting and investment power, 82,470 over which he has sole voting power only, 10,735 over which he shares voting and investment power, and 45,900 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

	(2) Includes 439,894 shares over which Robert W. Hayden has sole voting and investment power, 3,600 shares over which he has sole voting power, and 12,400 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

	(3) Includes 195,006 shares over which Burgess L. Doan has sole voting and investment power, including 47,042 shares held in trust for the benefit of the family of J. P. Hayden, III, 40,242 shares held in trust for the benefit of the family of John W. Hayden and 50,502 shares held in trust for the benefit of the family of William T. Hayden. These shares held in trust are not shown as owned beneficially by J. P. Hayden, III, John W. Hayden or William T. Hayden. In addition, Mr. Doan shares voting and investment power over 138,000 shares as co-trustee with William McD. Kite, under agreement with J. Page Hayden, deceased. J. P. Hayden Jr. is among the beneficiaries of the trust entitled to receive distribution of income. These trust shares are not shown as beneficially owned by J. P. Hayden, Jr. Mr. Doan shares voting and investment power over 33,134 shares held in trust as a co-trustee for the benefit of the children of Robert W. Hayden. Furthermore, Mr. Doan shares voting and investment power over 4,143 shares held in trust as co-trustee with William T. Hayden (2,943 shares) and J. P. Hayden, III (1,200 shares).

	(4) Includes 242,614 shares over which John R. LaBar has sole voting and investment power, 3,600 shares over which he has sole voting power, 100 shares over which he shares voting and investment power, and 13,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

	(5) Includes 185,501 shares over which William McD. Kite shares voting and investment power, including 138,000 shares over which Mr. Kite is a co-trustee with Burgess L. Doan under agreement with J. Page Hayden, deceased.
J. P. Hayden, Jr. is among the beneficiaries of the trust entitled to receive distribution of income. These trust shares are not shown as beneficially owned by J. P. Hayden, Jr. In addition, it includes 33,134 shares over which Mr. Kite is a co-trustee for the benefit of children of Robert W. Hayden. Finally it includes 6,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996. Mr. Kite, a director, is a partner of the law firm of Cohen, Todd, Kite & Stanford, general counsel for the Company. The Company paid the firm fees of $410,171 in 1995.

	As of March 8, 1996, all Directors and Officers of the Company, as a group, beneficially owned 1,741,278 shares of the common stock of the Company. This amount includes 180,300 shares which may be acquired through exercise of options within 60 days of March 8, 1996. The amount so beneficially owned represents 54.4% of the aggregate of the shares outstanding on that date plus the shares which may be so acquired through exercise of options.

			    ELECTION OF DIRECTORS

	It is intended that proxies given to the persons named in the enclosed form of proxy will be voted for the election of nominees listed below. In case any nominee is unable or declines to serve, it is intended that proxies will be voted for the balance of those named and for such person as shall be designated by the Board of Directors to replace any such nominee. The issuer has no knowledge or reason to believe that any nominee will be unable or unwilling to serve. Shareholders have cumulative voting rights in the election of Directors. If notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company, not less than forty-eight (48) hours before the time fixed for holding the meeting, that he desires that the voting for the election of Directors be cumulative, and if an announcement of the giving of such notice is made upon convening of the meeting, each shareholder shall have the right to cumulate his shares in voting for the Directors. By this procedure a shareholder, instead of registering one vote per share for each candidate of his choice, may cast the entire total of his votes (as many votes as the number of Directors to be elected multiplied by the number of his shares equals) for one candidate or distribute them among the candidates otherwise as he desires. This proxy does not solicit discretionary authority to accumulate votes.

	The Board of Directors will consist of sixteen members divided into three classes. Five directors are to be elected at the annual meeting to serve until the annual meeting in 1999 and until their successors have been elected and qualified. It is intended that the accompanying proxy will be voted for the election of the following six nominees:


			  Shares of Common
		       Principal Occupation            Stock of Company  Percent
			    and Other         Director Beneficially Owned  of
Directors             Business Affiliations    Since   on March 8, 1996   Class
--------------------------------------------------------------------------------
James H. Carey        Corporate Advisor and      1971      3,440 (3)      0.1%
(Age 63)              Directorsince September,
		      1995;Managing Director,
		      Briarcliff Financial
		      Associates since June,
		      1991; formerly CEO,
		      National Capital Benefits
		      Corp.; Director, Airborne
		      Freight Corporation; Cowan
		      Group of Funds


John W. Hayden (1)    Vice President of the      1991     69,366 (6)      2.3%
(Age 38)              Company; President of
		      American Modern Insurance
		      Group, Inc.; Chairman of CS
		      Crable Sportswear, Inc. (wholly
		      owned Subsidiaries of The
		      Midland Company)


Robert W. Hayden (1)  Vice President of the      1968    455,894 (2)     15.0%
(Age 57)              Company


John R. Orther        Certified Public           1961      4,000 (4)      0.1%
(Age 77)              Accountant


William F. Plettner   Retired Vice Chairman      1961     58,488 (5)      1.9%
(Age 73)              and President of the Company

	The following directors have been elected to serve until the annual meeting in 1997 and until their successors have been elected and qualified:


			  Shares of Common
		       Principal Occupation            Stock of Company  Percent
			    and Other         Director Beneficially Owned  of
Directors             Business Affiliations    Since   on March 8, 1996   Class
--------------------------------------------------------------------------------
George R. Baker       Corporate Director/        1971      8,540 (7)      0.3%
(Age 66)              Advisor,since July 1,
		      1985;Director, Reliance
		      Group Holdings, Inc.,
		      RelianceInsurance Co.,
		      W. W. Grainger,Inc.,
		      WMS Industries, Inc.


Michael J. Conaton    President of the Company;  1969     58,322 (8)      1.9%
(Age 62)              Director, Society National
		      Bank


J. P. Hayden, III (1) Vice President of the      1989     46,622 (9)      1.5%
(Age 43)              Company; President of M/G
		      Transport Services, Inc.
		      (wholly owned Subsidiary of
		      The Midland Company)


William J. Keating    Formerly Chairman and      1991      4,000 (13)     0.1%
(Age 68)              Publisher and Chief Executive
		      Officer of The Cincinnati
		      Enquirer; Formerly Chairman
		      of the Board of Associated
		      Press; Director, Fifth Third
		      Bancorp and Fifth Third Bank

John R. LaBar         Vice President and         1963    259,314 (2)      8.5%
(Age 64)              Secretary of the Company

	The following directors have been elected to serve until the annual meeting in 1998 and until their successors have been elected and qualified:

			  Shares of Common
		       Principal Occupation            Stock of Company  Percent
			    and Other         Director Beneficially Owned  of
Directors             Business Affiliations    Since   on March 8, 1996   Class
--------------------------------------------------------------------------------
J. P. Hayden, Jr. (1) Chairman of the Board of   1961    562,675 (2)     18.3%
(Age 66)              the Company; Director,
		      Star Banc Corporation


William T. Hayden (1) Attorney; Formerly         1994    103,753 (14)     3.4%
(Age 42)              Partnerof Firm of Cohen,
		      Todd, Kite & Stanford


William McD. Kite     Attorney, Partner of Firm  1966    191,501 (2)      6.3%
(Age 72)              of Cohen, Todd, Kite &
		      Stanford


John M. O'Mara        Financial Consultant;      1983      8,500 (10)     0.3%
(Age 68)              Director, Baldwin & Lyons,
		      Inc., Plantronic, Inc.;
		      Formerly Chairman of the
		      Executive Committee, Quality
		      Care Systems


Glenn E. Schembechler Formerly President,        1981     11,417 (11)     0.4%
(Age 66)              Detroit Tigers Baseball Club;
		      Formerly, Athletic Director
		      and Head Football Coach,
		      University of Michigan;
		      Director, Riddell Sports, Inc.


John I. Von Lehman    Vice President, Treasurer  1991     14,613 (12)     0.5%
(Age 43)              and Chief Financial Officer
		      of the Company


	Information has been furnished by the persons listed. Beneficial ownership has been determined in accordance with rules and regulations of the Securities and Exchange Commission. Periods of service as directors include service as directors of the Company's predecessor, Midland-Guardian Co.

 (1) J. P. Hayden, Jr. and Robert W. Hayden, both of whom are executive officers of the Company and various subsidiaries, are brothers.
J. P. Hayden, III, John W. Hayden and William T. Hayden are sons of
J. P. Hayden, Jr.

 (2) With reference to the holdings of J. P. Hayden, Jr., Robert W. Hayden, John R. LaBar, and William McD. Kite, see footnotes (1) through (5) under Principal Holders of Voting Securities.

 (3) Includes 440 shares over which James H. Carey has sole voting and investment power, and 3,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

 (4) Includes 500 shares over which John R. Orther has sole voting and investment power, and 3,500 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

 (5) Includes 55,268 shares over which William F. Plettner has sole voting and investment power, 220 shares over which he shares voting and investment power, and 3,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

 (6) Includes 1,074 shares over which John W. Hayden has sole voting and investment power, 3,600 over which he has sole voting power, 4,088 shares over which he shares voting and investment power, 50,104 shares over which he shares investment power only, and 10,500 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

 (7) Includes 2,640 shares over which George R. Baker has sole voting and investment power and 5,900 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

 (8) Includes 7,524 shares over which Michael J. Conaton has sole voting power, 29,798 shares over which he shares voting and investment powers, and 21,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

 (9) Includes 447 shares over which J. P. Hayden, III has sole voting and investment power, 3,600 shares over which he has sole voting power, 12,172 shares over which he shares voting and investment power, 19,303 shares over which he shares investment power only, and 11,100 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

(10) Includes 2,500 shares over which John M. O'Mara has sole voting and investment power, and 6,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

(11) Includes 5,417 shares over which Glenn E. Schembechler has sole voting and investment power and 6,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

(12) Includes 602 shares over which John I. Von Lehman has sole voting and investment power, 3,611 shares over which he has sole voting power, and 10,400 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

(13) Includes 2,000 shares over which William J. Keating shares voting and investment powers and 2,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996.

(14) Includes 447 shares over which William T. Hayden has sole voting and investment power, 54,425 shares over which he shares voting and investment power, 45,881 shares over which he shares investment power only, and 3,000 shares that may be acquired through exercise of options within 60 days of March 8, 1996. Mr. Hayden was a partner in 1995 of the law firm of Cohen, Todd, Kite & Stanford, general counsel for the Company. The Company paid the firm fees of $410,171 in 1995.

	The Board of Directors of the Company has an audit committee and a compensation committee, but has no nominating committee. The audit committee is composed of James H. Carey, John R. Orther, John M. O'Mara and Glenn E. Schembechler. The function of the audit committee is to nominate auditors for the annual audit of the Company and discuss the audit work with the auditors appointed to perform the audit. The compensation committee is composed of George R. Baker, James H. Carey and William J. Keating. The function of the compensation committee is to review and make recommendations as to compensation of the senior executive officers of the Company. The Board of Directors of the Company had four meetings, the audit committee had four meetings and the compensation committee had three meetings in 1995.

	The Company pays outside Directors an annual fee of $12,000 plus an attendance fee of $750 for each regularly held meeting. In addition, the Company pays outside Directors who serve on the audit committee, the compensation committee or the advisory committee an annual fee of $2,000 for services on such committee. The net value realized from exercise of options in 1995 by non-employee directors was $3,256.

			    EXECUTIVE COMPENSATION

	The following Summary Compensation Table provides an overview of compensation paid, earned or awarded to the CEO and the four other most highly paid executive officers of the Company as to whom total annual salary and bonus exceeded $100,000 for 1995.

			  SUMMARY COMPENSATION TABLE

				  Long Term Compensation         All Other
	   Annual Compensation              Awards             Compensations
					  Restricted
Name and                                    Stock   Options/  (2)      (3)
Principle Position  Year  Salary   Bonus   Awards(1)  SAR'S  401(k)  Insurance
--------------------------------------------------------------------------------
J.P. Hayden, Jr.    1995 $550,000 $112,641  $540,625 $   0   $ 4,620  $ 14,031
Chairman of the     1994  525,000  106,984         0     0     4,620     4,440
Board and Chief     1993  475,000  162,396   229,375     0     4,497     2,208
Executive Officer

Michael J. Conaton  1995  298,000   56,321   216,250     0     4,620         0
President and       1994  285,000   53,496         0     0     4,620     2,208
Chief Operating     1993  260,000   81,198   114,688     0     4,497     2,208
Officer

Thomas J. Rohs      1995  240,000   78,731    90,825     0     4,620     1,094
Vice President      1994  205,000   34,164         0     0     4,620       552
		    1993  185,000   67,312    68,813     0     4,497       552

John W. Hayden      1995  210,000   81,984    90,825     0     4,620       211
Vice President      1994  180,000   40,143         0     0     4,620         0
		    1993  160,000   58,806    68,813     0     4,497         0

J. P. Hayden, III   1995  225,000   33,643    90,825     0     4,620       357
Vice President      1994  195,000   28,740         0     0     4,620         0
		    1993  175,000    5,318    68,813     0     4,497         0

(1) Dividends will be paid on stock reported in this column. The aggregate number of restricted stock holdings and valuations at 12/31/95 are as follows:
J. P. Hayden, Jr., 17,500 shares valued at $859,687; Michael J. Conaton, 7,500 shares valued at $368,437; Thomas J. Rohs, John W. Hayden and J. P. Hayden, III, each 3,600 shares valued at $176,850.
(2) Total 401(k) Company matching contributions earned during year.
(3) The Company has instituted a split-dollar life insurance program for Mr. J.
P. Hayden, Jr., a director and an executive officer of the Company. Under this program, the Company has purchased life insurance policies on the lives of J. P. Hayden, Jr. and his wife. J. P. Hayden, Jr. is responsible for a portion of the premiums and the Company pays the remainder of the premiums on the life insurance policies. The amount of premium advanced by the Company in 1995 was $427,155. No interest is charged on the amount advanced but repayment of such amount is secured by collateral assignment of the policies. Upon the death of J. P. Hayden, Jr. and his wife, the Company will be entitled to receive that portion of the benefits paid under the life insurance policy as is equal to the premiums paid by the Company on that policy. In the event of surrender of a policy prior to death of an insured, the Company would recover the premiums it has paid from the cash surrender value of the policy or from the insureds. The life insurance trust established by the decedent will receive the remainder of the death benefits. The economic value of the benefit for the period the funds were advanced during 1995, using the Demand Loan Approach and the Company's commercial paper rate of 5.55%, is $3,951 for J. P. Hayden, Jr. Such amount is reflected in the Summary Compensation Table. The remaining amounts represent total group term life insurance premium paid by the Company during the year. Similar programs have been instituted for Robert W. Hayden and John R. LaBar, both directors and executive officers of the Company. The amount of premium advanced by the Company in 1995 was $179,735 for Robert W. Hayden and $282,279 for John R. LaBar. No interest is charged on the amounts advanced. The economic value of the benefits for the period the funds were advanced during 1995, using the Demand Loan Approach and the Company's commercial paper rate of 5.55%, are $1,663 for Robert W. Hayden, Jr. and $2,611 for John R. LaBar.

	A 401(k) Savings Plan has been adopted by the Board of Directors and approved by the Internal Revenue Service. The plan provides an additional retirement benefit for salaried employees. An employee may make basic pre-tax contributions to his plan account up to 6% of his base salary. The Company will contribute $.50 for each dollar of the employee's basic contribution. An employee may also make supplemental contributions up to an additional 10% of his base salary. However, an employee's total contributions under the Plan may not exceed $9,240 in 1995. The Company will not match supplemental contributions. Cash compensation paid pursuant to this plan is included in the Summary Compensation Table as All Other Compensation.

	A Pension Plan has been adopted by the Board of Directors and approved by the Internal Revenue Service. The plan provides for payment of annual benefits to salaried employees of the Company upon retirement. The monthly benefits equal the years of service (up to a maximum of 35 years) multiplied by the sum of 1% of that portion of average monthly salary constituting Social Security covered compensation, plus 1.75% of that portion of average monthly salary not constituting Social Security covered compensation. Average monthly salary is based on the highest average salary for 5 consecutive years.

	Proposed compensation in the form of payments from this non-contributory defined benefit pension plan are not included in the Summary Compensation Table. The 1995 estimated annual benefits (after deduction for social security benefits) payable upon retirement is a straight line annuity paid from the plan and may be individually estimated by reference to the following table:

	 Average                     Years of Service
	 Annual
	Salaries        15          20       25          30          35
       -----------  ---------   --------   --------    --------    --------
       $200,000    $ 49,398    $ 65,864    $ 82,330    $ 98,795    $115,261

	250,000      62,523      83,364     104,205     125,045 *   145,886 *

	300,000      75,648     100,864     126,080 *   151,295 *   176,511 *

	350,000      88,773     118,364     147,955 *   177,545 *   207,136 *

	400,000     101,898     135,864 *   169,830 *   203,795 *   237,761 *

	450,000     115,023     153,364 *   191,705 *   230,045 *   268,386 *

	500,000     128,148 *   170,864 *   213,580 *   256,295 *   299,011 *

	550,000     141,273 *   188,364 *   235,455 *   282,545 *   329,636 *

	600,000     154,398 *   205,864 *   257,330 *   308,795 *   360,261 *

	650,000     167,523 *   223,364 *   279,205 *   335,045 *   390,886 *


* Under the Internal Revenue Code, the maximum allowable annual benefit payable by the qualified pension plan in 1996 is $120,000. In addition, the maximum pay that can be used to determine the benefit is $150,000. The Board of Directors has approved the payment to participants directly by the Company of any reduction in benefits occasioned by limitations on benefits contained in the Internal Revenue Code.

	The compensation currently covered by the plan includes only basic salary. However, the Board of Director's recently amended the Pension Plan, effective April 1, 1995, to include overtime and bonus as covered plan compensation. The credited years of service through 1995 covered by the plan (not to exceed 35 years) for each of the five most highly compensated executive officers of the Company is: J. P. Hayden, Jr. (35), Michael J. Conaton (34.8), Thomas J. Rohs (28.4), John W. Hayden (14.6), and J. P. Hayden, III (20.3).

	The following table sets forth the aggregated option exercises during 1995 and the option value as of December 31, 1995 for the CEO and the four other most highly paid executive officers of the Company under the 1992 Employee Incentive Stock Option Plan adopted by the Board of Directors and approved by the shareholders.

	      Aggregate Option/SAR Exercises in Last Fiscal Year
			 and FY-End Option/SAR Values

						  Number of
						  Securities      Value of
						  Underlying      Unexercised
						  Unexercised     In-the-Money
						 Options/SARs    Options/SARs
						at FY End 1995  at Year End
		      Shares
		     Acquired        Value      Exercisable/    Exercisable/
Name                On Exercise     Realized    Unexercisable   Unexercisable
-------------------------------------------------------------------------------
J.P. Hayden, Jr.        --             --           45,900      $1,190,488
							 0               0

Michael J. Conaton      --             --           21,000         544,125
							 0               0

Thomas J. Rohs          --             --           12,900         331,300
							 0               0

John W. Hayden          --             --           10,500         268,188
							 0               0

J. P. Hayden, III       --             --           11,100         283,575
							 0               0

		     Report of the Compensation Committee

	The Compensation Committee's compensation policies are to attract and retain qualified executive officers, to reward them for profitable corporate performance and to provide incentives for them to create long-term corporate stability and growth. Therefore, the Company's compensation package for its executive officers consists of base salary, annual performance based bonus and incentive awards. The level of these amounts is determined by this Committee.

	The Committee sets base salaries at levels believed by the Committee to be sufficient to attract and retain qualified executives, including the Chief Executive Officer, considering other compensation components offered by the Company and salaries offered by other companies. The Chief Executive Officer's 1995 salary of $550,000 was an 4.7% increase over 1994. Salaries of executive officers are listed in the Summary Compensation Table.

	The Committee believes that a significant portion of total compensation should be subject to specific annual performance criteria. Consequently, the annual bonus potential is set at a significant percentage of salary. The target bonus is based on the annual profit performance of the Company and the individual officer's percentage of participation in the Profit Sharing Plan.
The Board of Directors of the Company has continued its policy of adopting a Profit Sharing Plan first initiated in 1968 under which the Board is authorized to pay to certain of the executive officers of the Company as additional compensation during each year an aggregate sum not to exceed 3% of the consolidated earnings (before taxes) of the Company during such year. The Compensation Committee determines each respective executive officer's, including the Chief Executive Officer's, percentage of participation in the Plan based on specific job responsibilities. Total executive bonuses are generally less than 50 percent of the executive's base salary. The Chief Executive Officer's annual bonus for 1995 was $112,641 which represents 30% of the bonus pool created under the Profit Sharing Plan. This amount is greater than prior years and reflects the Company's profit performance for 1995. Cash compensation paid pursuant to the Plan is included in the Summary Compensation Table.

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	Long-term incentive awards are made under the Company's 1992 Employee
Incentive Stock Plan which authorizes restricted stock awards, stock option grants and stock appreciation rights. The Plan was adopted to provide incentives to encourage employee contribution to the Company's stability and growth. The Plan is administered by the members of the Compensation Committee. Restricted stock was awarded to the Chief Executive Officer and other executive officers in 1993 and 1995 as set forth in the Summary Compensation Table, but no stock was awarded in 1994.

	The Compensation Committee is composed of three independent nonemployee directors, whose names are:

		George R. Baker
		James H. Carey
		William J. Keating


			    FIVE YEAR TOTAL RETURN

	      COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *
 AMONG MIDLAND CO., AMERICAN STOCK EXCHANGE COMPOSITE AND THE S&P PROPERTY AND
			       CASUALTY GROUP


			     1990    1991    1992    1993    1994    1995
			    ------  ------  ------  ------  ------  ------
MIDLAND                      100     121.4   149.3   149.1   147.1   169.2
S&P PROPERTY & CASUALTY      100     125.2   146.6   144.0   151.1   204.5
AMEX COMPOSITE               100     138.5   145.5   171.0   159.7   206.1

ASSUMES $100 INVESTED ON DECEMBER 31, 1990 IN MIDLAND COMMON STOCK, AMEX
  COMPOSITE AND THE S&P PROPERTY AND CASUALTY GROUP.
* TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS.

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		    RATIFICATION OF SELECTION OF AUDITORS

	The Board of Directors has selected the firm of Deloitte & Touche LLP as auditors to make an examination of the accounts of the Company for the year 1996. This firm of independent certified public accountants has made the annual audits of the accounts of the Company and its predecessor, Midland-Guardian Co., since 1952. Such selection of auditors is submitted to the shareholders for ratification and approval or rejection. If rejected, the audit committee of the Board of Directors will select other auditors. Representatives of such auditors are expected to be present at the meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

	   AUTHORIZATION TO PURCHASE SHARES OF STOCK OF THE COMPANY

	The Board of Directors have recommended that the shareholders adopt the attached resolution to make meaningful the grant and/or acquisition of stock of the Company pursuant to employee benefit plans and stock option plans by providing the participants in such plans with a buyer for the stock so acquired. Any stock so repurchased by the Company shall become treasury stock available for reissuance to participants of such plans. The proposed resolution must be approved by the affirmative vote of the holders entitling them to exercise a majority of the voting power of the Company.

	The proposal to approve and adopt the plan is contained in the resolution attached to this Proxy Statement as Annex 1.

      AMENDMENT TO THE ARTICLES OF INCORPORATION AND CODE OF REGULATIONS

	The proposed amendments to the Company's Articles of Incorporation and Code of Regulations as set forth in Annex 2 are to reflect the change in the place of the Company's principal office. In 1995, the Company moved its principal office to 7000 Midland Boulevard, Amelia, Ohio. The proposed amendments must be approved by the affirmative vote of the holders entitling them to exercise a majority of the voting power of the Company. The Board of Directors recommends adoption of the amendments.

			     SHAREHOLDER PROPOSALS

	Proposals of shareholders intended to be presented at the 1997 annual meeting must be received at the Company's executive offices on or before November 15, 1996, in order to be included in the proxy statement and form of proxy relating to that meeting.

			     COST OF SOLICITATION

	The cost of preparing and mailing this statement and the accompanying notice of meeting and proxy, and any additional material relating to the meeting, and the cost of soliciting proxies, will be borne by the Company.

				 OTHER MATTERS

	The Board of Directors knows of no other matters which are likely to be brought before the meeting. However, if any other matters not now known properly come before the meeting, the persons named in the enclosed proxy or their substitute, will vote said proxy in accordance with their judgment of such matters.

	The above notice and proxy statement are sent by order of the Board of Directors.

						      JOHN R. LABAR
						       Secretary
Dated: March 15, 1996

Shareholders may obtain without charge a copy of the Company's 1995 report to the Securities and Exchange Commission on Form 10-K by sending a request to:
Office of the Secretary - 10K Report, The Midland Company, 7000 Midland Boulevard, Amelia, Ohio 45102.

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ANNEX 1.

The Company is authorized to purchase any shares of stock which may have been issued by the Company upon the exercise of any option from the Optionee or, in the event that an Optionee may have transferred such stock to a Bank, Stock Broker or other financial institution as may have been approved by the Company, from such transferee within two (2) business days from such transfer. Also, the Company is authorized to purchase any shares of stock which may have been issued to any account of employees participating in the Qualified 401(k) and Non-Qualified Savings Plans from such account and any shares of stock which may have been issued pursuant to any Restricted Stock Award from any person to whom such stock was awarded on and after the date upon which the restrictions are satisfied. The purchase price shall be an amount equal to the Fair Market Value of the Stock on the day purchased by the Company as such is defined in paragraph 14 of the Employee Incentive Stock Option Plan adopted by shareholders of the Company at the meeting held on April 9, 1992 and as defined in paragraph 11 of the Stock Option Plan for Non-employee Directors adopted by shareholders of the Company at such aforesaid meeting. Other terms and conditions of such purchases including the time of purchase and number of shares to be purchased shall be as determined by the Board of Directors of the Company.


ANNEX 2.

RESOLVED, that Article II of the Articles of Incorporation and Article 1,
Section 1 of the Code of Regulations of the Company be amended to state that the principal office of the Company is 7000 Midland Boulevard, Amelia, Ohio 45102, and that any officer or officers of the Company are hereby authorized and directed to do all things necessary to effect such amendment.

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